UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2011

Peet's Coffee & Tea, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington (State of Incorporation)	0-32233 (Commission File No.)	91-0863396 (IRS Employer Identification No.)

1400 Park Avenue
Emeryville, California 94608-3520
(Address of principal executive offices)

Registrant's telephone number, including area code: (510) 594-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

During the week of September 5, 2011, Patrick O'Dea, President and CEO of Peet's Coffee & Tea Inc., exercised an option and sold the resulting shares under a preexisting 10b5-1 trading plan. The plan exercised and sold a 2004 option covering 39,339 shares, or about 10% of Mr. O'Dea's combined option and owned share position in the Company at the time of the sales. Due to a clerical error, the Form 4 reporting these sales was filed twice, giving the appearance that Mr. O'Dea's 10b5-1 plan sold twice as many shares as it did. This clerical error is being corrected to eliminate the duplicative filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Peet's Coffee & Tea, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peet's Coffee & Tea, Inc.

Dated: September 13, 2011	By:	/s/ Thomas Cawley
Thomas Cawley
Chief Financial Officer